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                                 EXHIBIT 10 (b)


         EMPLOYMENT AGREEMENT, dated as of January 26, 1999, between TST\IMPRESO, INC. a Delaware Corporation with offices at 652 Southwestern Boulevard, Coppell, Texas 75019 (the "Company"), and Marshall D. Sorokwasz, residing at 118 Cottonwood, Coppell, Texas 75019 (the "Employee").

         WHEREAS, the Company desires to engage Employee to perform services for the Company, any present or future parent, subsidiary, or affiliate thereof, and, subject to Section 16 hereof, any successor or assign of any of them; and

         WHEREAS, Employee desires to perform such services on the terms and subject to the conditions hereinafter set forth.

         NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties hereto hereby agree as follows:

1.     Term.

The Company agrees to employ Employee, and Employee agrees to provide services to the Company, on the terms and subject to the conditions set forth in this Agreement (the "Agreement") for a period of five (5) years to commence on February 1, 1999 and cease on January 31, 2004, ("Employment Period").

2.     Duties and Services.

       (a) During the Employment Period, Employee shall be employed in the business of the Company as Chairman of the Board, Chief Executive Officer, President and Treasurer thereof, with such executive responsibilities as shall be determined by the Board of Directors. Employee agrees to his employment as described in this Section 2(a) and agrees to devote substantially all of his business time and efforts to the performance of his duties hereunder. Employee shall be available to travel as the needs of the business of the Company require. In addition to the foregoing, Employee agrees to serve all, or any portion of the Employment Period, as an officer and director of any subsidiary or affiliate of the Company, as the Board of Directors of the Company may request from time to time, without additional compensation therefor, other than the compensation set forth in Section 3 hereof.

       (b) In connection with the performance of his duties hereunder, Employee shall not be required to change his principal location of employment from the metropolitan area, in which Employee resides on the date of execution of this Agreement.


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3.      Compensation.

       (a) The Company and Employee agree that, as full compensation for Employee's services during the Employment Period, the Company shall compensate Employee during the Employment Period at an annual rate, a minimum of $375,000.00, payable in equal installments based upon the then current payment schedule for executives of the Company.

       (b) The Company shall pay all medical and dental expenses of Employee and Employees immediate family including, but not limited to; insurance premiums, deductibles, co-pays, and expenditures in excess of policy limits or caps.

       (c) Employee may participate in any present or future employee benefit plans of the Company, participation in which the Board of Directors offers to Employee.

       (d) Employee shall be eligible to receive such further compensation and benefits as determined by the Board of Directors of the Company.

4.     Expenses.

Employee, during the Employment Period, shall be entitled to reimbursement for reasonable travel and other out-of-pocket expenses necessarily incurred in the performance of his duties hereunder, upon submission and approval of written statements and bills in accordance with the procedures of the Company. In addition to the foregoing, Employee shall be entitled to a $125,000 non-reimbursable annual expense allowance.

5.      Non-Competitive.

       (a) As Employee's employment hereunder will provide Employee with access to and knowledge of the customers, trade secrets, and other proprietary information relating to the business of the Company and its customers and suppliers, Employee agrees that for a period of two (2) years after Employee ceases to be employed by the Company under this Agreement ("the Period"), or otherwise, he will not compete with, be engaged in the same business as, or, directly or indirectly, for his own benefit, or for, with, or through any other person, firm, or company, own, manage, operate, control, or participate in the ownership, management, operation, or control of, or be connected as a director, officer, employee, partner, consultant, agent, independent contractor, or otherwise with, or acquiesce in the use of his name, in any other business or organization, which during such Period competes with, in any geographical area, the Company's products or services sold, or is engaged in the same business as the Company.

       (b) Notwithstanding the foregoing, the provisions of this Section 5 will not be deemed breached merely because Employee owns not more than ten (10) percent of the outstanding




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common stock or ordinary shares of a company (other than the Company and any affiliates thereof), if, at the time of its acquisition by Employee, such stock is listed on a national securities exchange, is reported on the National Association of Securities Dealers Inc,'s automated quotation system, or is regularly traded in the over-the-counter market by a member of a national securities exchange.

       (c) Employee will not, directly or indirectly, solicit or interfere with, or endeavor to entice away from the Company any of its suppliers, customers, or employees. Employee will not, directly or indirectly, employ any person who, at any time up to the time Employee ceases to be an employee of the Company (under this Agreement or otherwise), was an employee of the Company within a period of one (1) year after such cessation.

       (d) Because a breach of the provisions of this Section 5 could not adequately be compensated by money damages, the Company shall be entitled, in addition to any other right and remedy available to it, to an injunction, restraining such breach, or a threatened breach, and in either case, no bond or other security shall be required in connection therewith, and Employee hereby consents to the issuance of such injunction. Employee agrees that the provisions of this Section 5 are necessary and reasonable to protect the Company in the conduct of its business. If any restriction contained in this Section 5 shall be deemed to be invalid, illegal, or unenforceable by reason of the extent, duration, or geographical scope thereof, or otherwise, then the court making such determination shall have the right to reduce such extent, duration, geographical scope, or other provisions hereof, and in its reduced form such restriction shall then be enforceable in the manner contemplated hereby.

       (e) Notwithstanding the foregoing, if the Company shall fail to make any payment to Employee required hereunder, and the Company shall not cure such default within thirty (30) business days after the receipt, or deemed receipt of notice thereof from Employee, the provisions of paragraphs (a) and (c) of this
Section 5 shall terminate, and be of no further force and effect. The termination of paragraphs 5(a) and 5(c) does not effect Employees right to pursue legal recourse for the Company's Breach of Contract.

6.      Patents, Etc.

Any interest in patents, patent applications, inventions, copyrights, developments, and processes (the "Inventions"), which Employee now or hereafter during the period he is employed by the Company (under this Agreement or otherwise), may own or develop relating to the fields in which the Company may then be engaged shall belong to the Company; and forthwith upon request of the Company, Employee shall execute all such assignments and other documents, and take all such other action as the Company may reasonably request in order to vest in the Company all of his right, title, and interest in and to the Inventions, free and clear of all liens, charges and encumbrances.




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7.     Confidential Information.

All confidential information which Employee may now possess, may obtain during or after the Employment Period, or may create prior to the end of the period he is employed by the Company, relating to the business of the Company, or any customer or supplier of any of them, shall not be published, disclosed, made accessible by him to any other person, firm, or company, or used by him, except during the period during which he is employed by the Company in the business, and for the benefit of the Company, or with prior written permission of the Company. Employee shall return all tangible evidence of such confidential information to the Company prior to the termination of his employment.

8.     Life Insurance.

If requested by the Company, Employee shall submit to such physical examinations and otherwise take such actions and execute and deliver such documents as may be reasonably necessary to enable the Company, at its expense and for its own benefit, to maintain the life insurance on the life of Employee in effect on the date hereof or for any replacements thereof. The Company will furnish an identical policy to Employee with Employee's named beneficiary at no expense to Employee.

9.      Termination.

Notwithstanding anything herein contained, if on or after the date hereof, and prior to the end of the Employees employment with the Company during the Employment Period or otherwise;

       (a) (i) Employee shall be physically or mentally incapacitated or disabled, or otherwise unable to fully discharge his duties hereunder for a period of 24 (twenty four) months, or

           (ii) Employee shall be convicted of a felony involving moral turpitude, or

           (iii) Employee shall commit any act or omit to take any action in bad faith and to the detriment of the Company, or

           (iv) Employee shall breach any material term of this Agreement and such breach, if curable, is not cured within one hundred thirty (130) days after notice thereof, then, and in each such case, the Company shall have the right to give notice of termination of Employee's services hereunder as of a date (not earlier than ten (10) days from such notice) to be specified in such notice, and Employee's employment hereunder shall terminate on the date so specified.



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       (b) (i) If Employee is terminated during the term under this Agreement or otherwise with, or without cause, or; (ii) if control of the Company is changed during Employees employment so that Employee and other persons who are members of the Board, prior to change of control, do not constitute a majority of the Board, and Employee resigns after such change in control, the Company shall pay Employee each year for a period of five (5) years following the date of termination or resignation, an amount equal to his annual salary, annual bonuses, insurance and expense allowances as in effect immediately prior to such termination or resignation, payable in equal installments based upon the Employees payment schedule in the year immediately prior to the termination or resignation.

       (c) If Employee shall die, then this Agreement shall terminate on the date of Employee's death, whereupon the Company shall pay to his widow, if there be one, and if not, to his estate, at the rate provided in Section 3(a) for a period of 2 (two) years from the date of Employee's death.

10.    Merger, Etc.

In the event of a future disposition of, or including the properties and business of the Company substantially as an entirety by merger, consolidation, sale of assets, or otherwise ("a Substantive Merger"), the Company may elect to assign this Agreement and all of its rights and obligations hereunder to the acquiring or surviving company; provided that such company shall assume in writing all of the obligations of the Company hereunder; and provided further that the Company (in the event and so long as it remains in business as an independent going enterprise) shall remain liable for the performance of its obligations hereunder in the event of an unjustified failure of the acquiring company to perform its obligations under this Agreement. The provisions of this
Section 10 shall not affect the provision of Section 9(b). In the event the surviving company does not assume the Agreement, all benefits under Section 9
(b) must be paid in full prior to a Substantive Merger.

11.    Survival.

The covenants, agreements, representations, and warranties contained in or made pursuant to this Agreement shall survive Employee's termination of employment, irrespective of any investigation made by or on behalf of any party so long as Employee receives the compensation and other payments required to be made to him hereunder.

12.    Modification.

This Agreement sets forth the entire understanding of the parties, with respect to the subject matter hereof, supersedes all existing agreements between them concerning such subject matter, and may be modified only by a written instrument duly executed by each party hereto.



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13.    Notices.

Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested (or by the most nearly comparable method of mailing from or to a location outside the United States), or delivered against receipt to the party to whom it is to be given at the address of such party set forth in the preamble to this Agreement (or such other address as the party shall have furnished in writing in accordance with the provisions of this Section 13). Notice to the estate of Employee shall be sufficient if addressed to Employee as provided in this Section 13. Any notice or other communication given by certified mail (or such comparable method) shall be deemed given at the time of certification thereof (or comparable act), except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

14.      Waiver.

Any waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.
Any waiver must be in writing.

15.      Binding Effect.

Employee's rights, benefits and obligations under this Agreement shall not be transferable by assignment or otherwise, such rights shall not be subject to commutation, encumbrance, or the claims of Employee's creditors, and any attempt to do any of the foregoing shall be void. The provisions of this Agreement shall be binding upon and inure to the benefit of Employee and his heirs and personal representatives and shall be binding upon and inure to the benefit of the Company and its successors and those who are its assigns under Section 10 hereof.

16.    No Third Party Beneficiaries.

This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement (except as provided in Section 15 hereof).

17.      Headings.

The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.



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18.     Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to conflict of laws. The parties consent to jurisdiction in Dallas County, Texas, and waive any permissible or mandatory rights to venue.

       IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.




                                           TST/IMPRESO, INC.

                                           By:
                                              --------------------------------
                                              Richard D. Bloom
                                              Sr. Vice President of Operations


                                           EMPLOYEE

                                           By:
                                              --------------------------------
                                              Marshall D. Sorokwasz





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